Exhibit 99.1

1Q 2006 Earnings Conference Call Jean-Pierre Vandromme, CEO Boris Svetlichny , Senior Vice President, CFO & Treasurer When Thursday, May 4, 2006 9:00 a.m. (U.S. Eastern Time Zone) 2:00 p.m. (London time) 5:00 p.m. (Moscow time) Where to call U.S.: +1 (800) 288-8968 International: +1(612) 332-0107 No access code is necessary To hear a replay of the conference call: May 4, 05:45 p.m. through May 11, 11:59 p.m. (U.S. Eastern Time Zone) U.S.: +1 (800) 475-6701 International: +1 (320) 365-3844 Enter Access Code: 827168 Live Webcast Please go to: http://www.goldentelecom.com/webcast_en (The web cast will also be available for replay on the Internet from May 5)

Special Note Regarding Forward Looking Statements Statements made in this press release are forward looking and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements include those on the development of our fiber optic project and broadband strategy, including the expected benefits of such projects, and our plans to provide long distance services pursuant to the Russian and Ukrainian long distance licenses. It is important to note that such statements involve risks and uncertainties, which may cause outcomes to differ materially from those set forth in these statements. Such risks and uncertainties include, but are not limited to, the possibility that we are not able to expand our fiber optic project as expected, we are not able to attract subscribers as anticipated, our broadband strategy is not realized as expected or that we are not able to offer services as expected pursuant from long distance licenses, our broadband strategy will not develop as we expect, we do not receive the carrier and network selection codes, we are not able to close transactions as we expect, that our margins may weaken in the face of competition or adverse regulatory events, the telecommunications environment may not develop as we expect, and that macroeconomic and political factors may restrict growth in our operating markets. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly report on Form 10- Q filed during 2005, current reports on Form 8-K filed during 2006, the Company's annual report on Form 10-K for the year ended December 31, 2005. For additional information please contact: Investor Relations: e-mail: ir@gldn.net tel: +7-501-797-9300 fax: +7-501-797-9331 Public relations: Anna Chin Go Pin e-mail: achin@gldn.net tel: +7-501-797-9300 fax: +7-501-797-9332 www.goldentelecom.com

1Q06 versus 1Q05 5%* reduction in basic EPS 3%* reduction in Operating Income 6%* reduction in Net Income 14% increase in Consolidated Revenues * Mainly due to charges for SARs and Universal Service Fund in 1Q06 and reversal of tax contingency accrual in 1Q05 1Q06 versus 4Q05 6% increase in basic EPS 6% growth of Operating Income 5% growth of Net Income 1%** increase in Consolidated Revenues ** Despite 10% fewer number of working days Financial Overview

Continuous Financial Performance 1Q05 4Q05 1Q06 East 156.5 175.5 178.1 Source: Golden Telecom, Inc. 1Q05 4Q05 1Q06 East 29.2 26.5 28.2 $156.5 $175.5 $178.1 1Q05 4Q05 1Q06 East 20 17.9 18.8 OPERATING INCOME (in mln) 1Q05 4Q05 1Q06 East 0.55 0.49 0.520000000131482 NET INCOME (in mln) BASIC EPS (in USD) $0.55 $0.49 $20.0 $17.9 $18.8 $29.2 $26.5 $28.2 REVENUE (in mln) $0.52

Financial Performance by Lines of Business 1Q05 4Q05 1Q06 East 88.1 103.4 103.2 Source: Golden Telecom, Inc. 1Q05 4Q05 1Q06 East 23.2 25.2 26.2 $88.1 $103.4 $103.2 1Q05 4Q05 1Q06 East 53.3 57.2 60.1 BCS OPERATING INCOME (in mln) 1Q05 4Q05 1Q06 East 7.8 4.8 6.3 CARRIER & OPERATOR REVENUE (in mln) CARRIER & OPERATOR OPERATING INCOME (in mln) $53.0 $57.2 $60.1 $23.2 $25.2 $26.2 BCS REVENUE (in mln) $7.8 $4.8 $6.3

Financial Performance by Lines of Business 1Q05 4Q05 1Q06 East 11.8 11.9 12.2 Source: Golden Telecom, Inc. 1Q05 4Q05 1Q06 East 1.7 -1.3 -0.4 $11.8 $11.9 $12.2 1Q05 4Q05 1Q06 East 3.6 3 2.6 CONSUMER INTERNET OPERATING INCOME (in mln) 1Q05 4Q05 1Q06 East 1.1 0.6 0.5 MOBILE REVENUE (in mln) MOBILE OPERATING INCOME (in mln) $0,6 $3.6 $3.0 $2.6 $1.7 ($1.3) ($0.4) CONSUMER INTERNET REVENUE (in mln) $1,1 $0.5

Golden Telecom Strategy Long Distance License Utilization Fibre Optic Cable Line construction Moscow - N.Novgorod - Kazan - Ufa - Saratov Kazan - Ekaterinburg - Naberezhnye Chelny - Perm Moscow - Rostov-on-Don - Krasnodar Broadband development Facilitates Facilitates Broadband + VoIP + TV + Mobile over Broadband (Quadric Play) Broadband Broadband + VoIP Broadband + VoIP + TV (Triple Play)

Broadband: Moscow Wi-Fi Project Wi-Fi Network is projected to provide: Universal broadband coverage in Moscow 702 Sq km Up to 3.9 mln households Almost all businesses in Moscow Framework agreement with Nortel for 5,000 Wi-Fi access nodes May 4, 2006 750 Wi-Fi access nodes installed Coverage - 70,000 households End of May, 2006 1300 Wi-Fi access nodes to be installed Central part of Moscow Coverage - 125,000 households Moscow

Broadband: Regional Build-out Nizhny Novgorod, Russia: March 2006 Moscow-N. Novgorod FOCL is rolled out. March 2006 Broadband services are provided in Afonino residential district Coverage - 300 households 910 DSLAM nodes deployed outside of Moscow Total Capacity 29,066 ports - 18,040 deployed

Broadband: Regional Build-out Tashkent, Uzbekistan: 1Q 2006 Broadband services launched for private users ADSL equipment installed on 25 out of 50 PSTN nodes Coverage - about 1.1 million people July 2006 13 more ADSL nodes to be deployed Coverage - about 1.75 million people Astana, Kazakhstan: January 2006 Triple Play service launched in Balashak residential district Coverage - 200 households April 2006 Triple Play service launched in Zhagajllau residential district Coverage - 600 households

Broadband:
Regional Acquisitions and Purchases



Ukraine
St.Petersburg
Ivano-Frankovsk
TTK Ltd.
Moscow
N.Novgorod
Kazan/Tatarstan/
Tatintelcom
Ekaterinburg
Sochi
Kazakhstan
Astana
Krasnoyarsk
Uzbekistan
Tashkent

- **Kazan, Tatarstan:**
  - March 2006
    - Acquisition of 70% of Tatar Intellectual Communications ("Tatintelcom").
    - DSL nodes are installed on 8 out of 10 nodes of Kazan PSTN.
    - Coverage - about 280,000 out of 350,000 households of Kazan.

- **Ivano-Frankovsk, Ukraine:**
  - April 2006
    - Acquisition of 100% of TTK LLC.
    - Utilized capacity 11,300 numbers
    - Overall network capacity - 15,000 numbers
    - DSL access nodes will be installed on the TTK's network
    - Coverage - 100,000 households.

- **Ekaterinburg, Russia:**
  - April 2006
    - Purchase of network and technical resources of ZAO BINAR
    - Network:
      - 6 access nodes
      - 10 km fiber optic cable line
      - Utilized capacity 1,600 numbers
      - Overall network capacity - 10,000 numbers
      - DSL access nodes to be installed on the BINAR copper-wire distribution network
      - Coverage – 15,000 households out total 500,000 households

Golden Telecom, Inc.

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Federal Transit Network 4 International Switches formally commissioned by Rossvyaznadzor 7 Domestic Switches formally commissioned by Rossvyaznadzor 88 connection points formally commissioned by Rossvyaznadzor

GSM Frequency Award in Ukraine

- **New frequencies**
  - **On April 10,2006 NCCR assigned to GTU GSM-1800 frequencies in 22 regions**
  - **Payment of the $5.5 million license fee is due by May 10, 2006**
  - **Coverage – 39 million people**



Lutsk Region 1'040 cn
Rivne Region 1'156 cn
Zhytomyr Region 1'328 cn
Kyiv 2'694 cn
Kyiv Region 1'762 cn
Chernihiv Region 1'167 cn
Sumy Region 1'225 cn
Lviv Region 2'575 cn
Khmelnytskyi Region 1'372 cn
Ternopil Region 1'111 cn
Ivano-Frankivsk Region 1'388 cn
Uzhgorod Region 1'245 cn
Chernovtsy Region 908 cn
Vinnitsya Region 1'700 cn
Cherkassy Region 1'340 cn
Poltava Region 1'553 cn
Kharkiv Region 2'826 cn
Lugansk Region 2'406 cn
Kyrovohrad Region 1'066 cn
Dnipropetrovsk Region 3'444 cn
Donetsk Region 4'617 cn
Mykolayiv Region 1'219 cn
Zaporizhzhja Region 1'859 cn
Odessa 1'007 cn
Odessa Region 1'393 cn
Kherson Region 1'125 cn
Crimea AR 1'982 cn
Simferopol
Sevastopol 379 cn
Regions of current presence
Additional regions, frequencies assigned on 10.04.06
Regions, where frequencies are not available

Source. State Committee of Statistics as of 1 February 2006 (UBL, March 2006)

Golden Telecom, Inc.

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